UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Transocean Ltd.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Dear Shareholder: We have previously sent you proxy materials for the Annual General Meeting of Shareholders of Transocean Ltd. to be held on May 17, 2013. YOUR SHARES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS! Please forward your voting instructions as soon as possible using the following method: Available 24 Hours – 7 Days a Week VOTE BY INTERNET Go to website: WWW.PROXYVOTE.COM Just follow these four easy steps: 1. 2. 3. 4. Read the Transocean Ltd. Proxy Materials and enclosed Voting Ballot. Go to the website www.proxyvote.com. Enter your 12-digit Control Number located on your Voting Ballot. Follow the simple instructions. Please vote your shares with “Management.”